SUMMARY PROSPECTUS - August 31, 2026

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

Class/Ticker  A WDIAX  I WDIIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.wilmingtonfunds.com. You can also get this information at no cost by calling 1.800.836.2211, by sending an email to funds@wilmingtontrust.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2026, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks a high level of total return consistent with a moderate level of risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Class A Shares and Class I Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional and in the Fund’s prospectus in the section entitled “How are shares priced?” on page 76 of the prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None

Redemption Fee	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I

Management Fee	0.40%	0.40%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses	0.70%	0.45%

Total Annual Fund Operating Expenses	1.35%	0.85%

Fee Waiver and/or Expense Reimbursement(1)	(0.60)%	(0.35)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.75%	0.50%

(1)	The Fund’s Advisor, distributor and shareholder service provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.75% and 0.50%, respectively, not including the effects of acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest. This waiver may be amended or withdrawn after August 31, 2027 or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the fee waivers/expense reimbursements remain in place for the contractual period. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
Expenses assuming redemption	$622	$898	$1,194	$2,035
Class I Shares
Expenses assuming redemption	$51	$236	$437	$1,018

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WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in securities that produce dividend income. The Fund’s strategy targets a portfolio level dividend yield of two times the S&P 500 dividend yield and seeks capital appreciation over a multi-year investment horizon principally through investments in U.S. large cap stocks, while maintaining low volatility versus the broader U.S. large-cap equity market. Volatility for purposes of the Fund’s investment objective is measured by beta, standard deviation, and/or down-market capture as compared to the U.S. large-cap equity market as measured by the Russell 1000® Value Index. Although the Fund’s strategy is focused principally on U.S. large cap stocks, the Fund may have holdings of non-U.S. and non-large cap stocks. The strategy also strives to minimize drawdowns during significant negative market environments.

Quantitative and qualitative elements are interwoven throughout the Sub-Advisor’s (Wilmington Trust Investment Advisors, Inc., or “WTIA”) process to identify high-quality, high-dividend paying purchase candidates for the portfolio. Quantitative screening and proprietary modeling defines, narrows, and prioritizes investment candidates for fundamental analysis. Quantitative screening criteria include, but are not limited to: minimum yield screening criteria versus the S&P 500 and dividend safety screening measures such as free cash flow and dividend reduction history. Fundamental analysis is employed to further test the strength of investment candidates’ competitive positioning, financial condition, and alignment of management incentives. The portfolio is constructed based on a bottom-up methodology with a top-down overlay, using a team-based approach to select high-conviction portfolios with limited sector exposures and position sizing consisting of generally 35-55 positions. All positions are continually monitored, with performance measured both on an absolute and relative basis.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Dividend Risk. The strategy targets companies that the manager believes have potential for attractive dividends.

Performance of the strategy would be impacted to the extent such companies reduce or stop paying dividends. Similarly, the strategy could also be impacted by changes in tax laws which reduce incentives for companies to pay dividends.

•	Information Risk. When the quantitative analytical tools (“Tools”) and information and data (“Data”) used in managing the Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Tools and Data may not produce the desired results and the Fund may realize losses.

•	Investment Style/Factor Risk. The strategy’s approach to investing on the basis of sector and/or industry selection, factor selection, or style could cause it to underperform other equity strategies that employ a different basis for investing.

•	Large Cap Stock Risk. During certain market periods, large capitalization dividend-paying value stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles, which can last years, of doing better – or worse – than other segments of the stock market or the stock market in general.

•	Market Risk. There is a risk that the value of the Fund’s investments may decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, trade disputes, changes in trade regulation or economic sanctions, elevated levels of government debt, internal unrest and discord, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions, the threat or occurrence of a government shutdown, or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

•

Sector Risk. Investments in particular sectors may be more volatile than the overall equity or fixed-income markets. Therefore, if the Fund emphasizes one or more industries or economic sectors, it may be more susceptible to financial, market, political or economic events

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WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The table also shows the Russell 1000® Value Index, which is an additional index with characteristics relevant to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund changed its investment strategy on August 31, 2017 and on November 17, 2021. Performance for the periods shown prior to November 17, 2021 is based on prior investment strategies. Updated performance information for the Fund can be obtained by visiting www.wilmingtonfunds.com.

Annual Total Returns – Class I Shares

Best Quarter 14.39% 12/31/2022 Worst Quarter (17.43)% 3/31/2020

The Fund’s Class I Shares total return for the six-month period from January 1, 2026 to June 30, 2026 was 13.64%. The average annual total returns in the table below include the maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years

Class I Shares

Return Before Taxes	15.81%	10.15%	8.22%

Return After Taxes on Distributions*	14.82%	9.18%	6.90%

Return After Taxes on Distributions and Sale of Fund Shares*	10.03%	7.79%	6.15%

Class A Shares

Return Before Taxes	9.12%	8.65%	7.35%

Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%

Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	15.91%	11.33%	10.53%

*	After-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-advantaged account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)

Matthew D. Glaser	Executive Vice President and Head of Equity and Non-Traditional Investments at WTIA	2017

Andrew H. Hopkins, CFA, CPA	Senior Vice President and Head of Equity Research at WTIA	2017

Mark D. Horst, CFA	Senior Vice President and Portfolio Manager/ Research Analyst at WTIA	2017

SUMMARY PROSPECTUS / August 31, 2026	3

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A Shares):*	$1,000

Minimum Initial Investment Amount (Class I Shares):*	$100,000

Minimum Subsequent Investment Amount (all share classes):	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

WT EDIS 08.31.26

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